Summary of significant accounting policies (Details 1) - USD ($)	6 Months Ended
	Mar. 31, 2024	Mar. 31, 2023
Component of basic and diluted EPS
Net income (loss) available for common shareholders (A)	$ 630,492	$ 1,579,859
Weighted average outstanding shares of ordinary shares (B)	6,330,830	2,988,373
Diluted ordinary shares and ordinary shares equivalents (C)	12,552,275	4,753,724
Earnings per share
Basic (A/B)	$ 0.10	$ 0.53
Diluted (A/B)	$ 0.05	$ 0.33